SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2010
Oritani Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-165226	30-0628335

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

370 Pascack Road
Township of Washington	07676

(Address of principal executive office)	(Zip code)
Registrant’s telephone number, including area code: (201) 664-5400
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03 Amendments to Articles of Incorporation; Bylaws; Change in Fiscal Year
     On June 15, 2010, Oritani Financial Corp., a Delaware corporation (the “Company”), the proposed holding company for Oritani Bank, amended its Certificate of Incorporation to clarify the establishment of a liquidation account at the Company.
     This current report on Form 8-K/A is being filed to amend the initial current report filed on June 18, 2010 with the Securities and Exchange Commission by the Company to clarify that the amendment of the Certificate of Incorporation was the sole action taken by the Company on June 15, 2010.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of Oritani Financial Corp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORITANI FINANCIAL CORP.
Date: June 18, 2010	By:	/s/ John M. Fields, Jr.
John M. Fields, Jr.
Executive Vice President and Chief Financial Officer